SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2007

PRIMEDIA Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	1-11106	13-3647573
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 FIFTH AVENUE, NEW YORK, NEW YORK

(Address of principal executive offices)

10151

(Zip Code)

Registrant’s telephone number, including area code (212) 745-0100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

Certain language in the following disclosure was inadvertently omitted by PRIMEDIA Inc. in its 2007 Proxy Statement. Such disclosure is being provided herein at the request of the New York Stock Exchange.

Communications with the Board

Stockholders and/or interested parties who wish to communicate with the Company’s directors, a committee of the Board of Directors, the Board of Directors’ Independent directors as a group or the Board of Directors generally may do so by addressing their correspondence to such member or members c/o Corporate Secretary, PRIMEDIA Inc., 745 Fifth Avenue, New York, New York 10151.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRIMEDIA Inc.
(Registrant)

Date: July 26, 2007	By:	/s/ Jason S. Thaler
Jason S. Thaler
Senior Vice President,
General Counsel